UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

September 30, 2022
Annual Report
to Shareholders
DWS Short Duration Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
39	Statement of Assets and Liabilities
41	Statement of Operations
42	Statements of Changes in Net Assets
43	Financial Highlights
48	Notes to Financial Statements
64	Report of Independent Registered Public Accounting Firm
66	Information About Your Fund’s Expenses
67	Tax Information
68	Advisory Agreement Board Considerations and Fee Evaluation
72	Board Members and Officers
78	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Short Duration Fund

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, a rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. The longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation. Overall, we believe a diversified and balanced portfolio may help mitigate portfolio volatility during this uncertain economic and market cycle.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Short Duration Fund	|	3

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.
Management Process
Portfolio management uses a top-down and bottom-up approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.
Class A shares of DWS Short Duration Fund produced a total return of –6.32% for the 12 months ended September 30, 2022. The Fund’s benchmark, the Bloomberg 1-3 Year Government/Credit Index, produced a total return of  –5.07% for the same period. The median Morningstar Short Term Bond universe peer returned  –6.80%.
All major segments of the fixed-income market experienced steeply negative returns over the 12-month period ended September 30, 2022. Inflation, which had already been well above the 2% target of the U.S. Federal Reserve (Fed), spiked following Russia’s late-February invasion of Ukraine, which exacerbated ongoing supply-chain pressures and led to soaring commodity prices. Consumer price inflation rose 7.5% or more on a year-over-year basis in each of the first eight months of 2022, hitting a high of 9.1% in June. The Fed responded by aggressively raising its benchmark overnight lending rate, leaving the fed funds target range at 3.0% to 3.25%, as of September 30, 2022. As the period drew to a close, the market was anticipating that the fed funds rate would reach at least 4.5% in 2023.
The U.S. Treasury yield curve moved higher in response to the Fed’s policy tightening, with the two-year yield rising from 0.28% to 4.22% over the 12 months. Longer-term Treasury yields, which are less directly influenced

4	|	DWS Short Duration Fund

by changes in the overnight reference rate, rose to a lesser extent, with the bellwether 10-year note yield climbing from 1.52% to 3.83%. As a result, the yield curve displayed a significant inversion at the end of the period (meaning that short-term yields were higher than long-term yields), heightening concerns that the economy was on the verge of recession. The rise in interest rates and deteriorating economic outlook led to spread widening and weak performance for credit-sensitive sectors of the bond market as investors sought safer assets.
“Consumer price inflation rose 7.5% or more on a year-over-year basis in each of the first eight months of 2022, hitting a high of 9.1% in June.”
Positive and Negative Contributors to Performance
The Fund emphasizes maintaining yield through diversified holdings, downside risk management and exposure to a wide variety of fixed income sectors (diversification does not guarantee protection against loss). The Fund’s overall focus on credit-sensitive assets that trade at a yield spread relative to U.S. Treasuries was the principal driver of underperformance relative to the benchmark.
The Fund’s positioning with respect to interest rates led positive contributions to relative performance. Most notably, yield curve positioning proved beneficial as the front end of the yield curve experienced the most significant impact from Fed rate hikes. The Fund’s below-benchmark positioning with respect to overall duration and corresponding interest rate sensitivity also contributed modestly.
The Fund’s allocation to spread assets was focused in lower risk and shorter maturity securities versus its peer group, benefiting performance relative to the short-term bond fund universe. However, the Fund was positioned less conservatively relative to its benchmark, which was a detractor from performance versus the benchmark. Securitized assets held by the Fund generally experienced spread widening and deteriorating prices, with commercial mortgage-backed securities, collateralized loan obligations and non-agency collateralized mortgage obligations all weaker. Asset-backed securities were more resilient based on strong demand for high quality assets. In general, securitized asset fundamentals were positive as performance of underlying collateral remained robust.

DWS Short Duration Fund	|	5

Positioning with respect to investment grade corporates was a detractor as spread levels moved higher on concerns of coming economic weakness. Credit metrics generally remained solid, however, as most companies do not face significant near-term refinancings of debt and hold conservative balance sheets.
Although the Fund’s exposures to emerging-market debt and high yield corporate bonds were modest, they had a negative impact on performance give the spread widening seen in the period. The Fund is permitted to hold up to 10% of its assets in below investment grade securities.
The Fund used interest rate derivatives, including U.S. Treasury futures, as part of implementing the Fund’s overall duration stance and positioning along the yield curve, as well as to hedge against some interest rate risks.
Outlook and Positioning
The strategy continues to focus on seeking capital preservation and enhanced yield from a highly varied set of non-U.S. Treasury sectors and issuers.
As of September 30, 2022, the bulk of the portfolio was allocated as follows: 33% to securitized assets, 43% to investment-grade corporate bonds, 7% to emerging markets, 5% to U.S. high-yield corporate bonds, 11% to U.S. Treasuries and cash, and 1% in government-related bonds. The portfolio held approximately 19% in floating rate securities. Portfolio duration at the end of the period was 1.9 years, in line with the benchmark duration of 1.9 years.
The Fund has moved to more of a neutral duration stance as we view aggressive Fed policy as being largely priced in by the market. We expect interest rates to fluctuate within a reasonably narrow range as the market oscillates between inflation concerns and recession fears. Most recently, the focus has been on inflation and the Fed’s signaling of determined policy action in response. In our view, any easing in inflation will have to be driven by the labor market, which remains historically tight.
We remain selective in spread sectors overall and have decreased risk exposures by allowing maturities to roll down. The Fund is overweight high-quality securitized assets given attractive risk adjusted yields and resiliency in consumer demand. In corporate credit, we have trimmed exposure to lower quality issuers while stressing sound balance sheets to

6	|	DWS Short Duration Fund

ensure fundamental strength. Within corporate bonds, we prefer to be positioned in shorter maturity names with solid business trajectories. More broadly, we continue to proceed with caution given the market’s recent risk aversion.
Portfolio Management Team
Thomas J. Sweeney, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
—Portfolio Manager / Structured Finance Sector Head: New York
—BS in Computer Science, Rutgers College.
Jeff Morton, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.
—Fixed Income Portfolio Manager: New York.
—BS in Major Industrial Management and Economics, Carnegie Mellon University.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund effective July 1, 2022.
—Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
—Portfolio Manager for High Yield Strategies: New York.
—BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Morningstar Short-Term Bond peer group is composed of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 1.0 to 3.5 years.

DWS Short Duration Fund	|	7

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.
Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.
Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.
Collateralized loan obligations (CLOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest on underlying pools of business loans.
Credit Spread refers to the excess yield offered by a lower quality bond relative to a higher quality bond of comparable maturity. When spreads widen, yield differences are increasing between the bonds being compared. When spreads narrow, the opposite is true.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Derivatives involve leverage and can therefore enhance returns or provide portfolio protection, but they can also experience significant losses if the underlying security moves contrary to the investor’s expectations.

8	|	DWS Short Duration Fund

Performance SummarySeptember 30, 2022 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
Unadjusted for Sales Charge	–6.32%	0.90%	1.04%
Adjusted for the Maximum Sales Charge (max 2.25% load)	–8.43%	0.44%	0.81%
Bloomberg 1–3 Year Government/Credit Index†	–5.07%	0.70%	0.81%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
Unadjusted for Sales Charge	–7.06%	0.15%	0.28%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–7.06%	0.15%	0.28%
Bloomberg 1–3 Year Government/Credit Index†	–5.07%	0.70%	0.81%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/22
No Sales Charges	–6.02%	1.17%	1.19%
Bloomberg 1–3 Year Government/Credit Index†	–5.07%	0.70%	0.82%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
No Sales Charges	–6.16%	1.13%	1.28%
Bloomberg 1–3 Year Government/Credit Index†	–5.07%	0.70%	0.81%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/22
No Sales Charges	–6.02%	1.17%	1.30%
Bloomberg 1–3 Year Government/Credit Index†	–5.07%	0.70%	0.81%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2022 are 0.85%, 1.59%, 0.51%, 0.66% and 0.60% for Class A,

DWS Short Duration Fund	|	9

Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.25%. This results in a net initial investment of $9,775.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014.
†
Bloomberg 1–3 Year Government/Credit Index is an unmanaged index consisting of all
U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

10	|	DWS Short Duration Fund

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
9/30/22	$8.08	$8.08	$8.09	$8.10	$8.09
9/30/21	$8.81	$8.81	$8.82	$8.84	$8.82
Distribution Information as of 9/30/22
Income Dividends, Twelve Months	$.18	$.11	$.20	$.20	$.21
September Income Dividend	$.0193	$.0139	$.0219	$.0211	$.0220
SEC 30-day Yield‡‡	3.89%	3.23%	4.36%	4.24%	4.36%
Current Annualized Distribution Rate‡‡	2.91%	2.09%	3.29%	3.17%	3.31%

‡‡
The SEC yield is net investment income per share earned over the month ended
September 30, 2022, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC
yields would have been 3.80%, 4.22%, 4.06% and 4.18% for Class A, Class R6, Class S
and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2022. Distribution rate simply measures the level of dividends and is not a complete measure of performance.
The current annualized distribution rates would have been 2.82%, 3.15%, 2.99% and
3.13% for Class A, Class R6, Class S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Short Duration Fund	|	11

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/22	9/30/21
Corporate Bonds	53%	50%
Asset-Backed	18%	15%
Government & Agency Obligations	11%	13%
Commercial Mortgage-Backed Securities	10%	11%
Collateralized Mortgage Obligations	5%	3%
Cash Equivalents	2%	7%
Exchange-Traded Funds	1%	1%
Short-Term U.S. Treasury Obligation	0%	0%
Mortgage-Backed Securities Pass-Throughs	0%	0%
Common Stocks	0%	0%
Warrants	—	0%
	100%	100%

Quality (As a % of Investment Portfolio excluding Securities Collateral and Cash Equivalents)	9/30/22	9/30/21
AAA	18%	20%
AA	14%	17%
A	19%	19%
BBB	40%	34%
BB	4%	6%
B	1%	1%
CCC	0%	0%
CC	0%	0%
C	0%	0%
D	—	0%
Not Rated	4%	3%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	9/30/22	9/30/21
Effective Maturity	2.9 years	2.3 years
Effective Duration	1.9 years	1.7 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 78 for contact information.

12	|	DWS Short Duration Fund

Investment Portfolioas of September 30, 2022

	Principal Amount ($)	Value ($)
Corporate Bonds 52.9%
Communication Services 4.1%
Charter Communications Operating LLC, 4.908%, 7/23/2025	4,000,000	3,900,636
Clear Channel Outdoor Holdings, Inc., 144A, 5.125%, 8/15/2027	1,500,000	1,267,106
CSC Holdings LLC, 144A, 5.5%, 4/15/2027	1,500,000	1,320,000
Discovery Communications LLC, 3.45%, 3/15/2025	2,235,000	2,119,209
Empresa Nacional de Telecomunicaciones SA, 144A, 4.875%, 10/30/2024	1,000,000	988,584
Expedia Group, Inc.:
3.8%, 2/15/2028	800,000	710,469
4.625%, 8/1/2027	2,849,000	2,675,506
144A, 6.25%, 5/1/2025	3,200,000	3,220,879
Kenbourne Invest SA, 144A, 6.875%, 11/26/2024	425,000	399,500
Meituan, 144A, 2.125%, 10/28/2025 (a)	720,000	615,783
Meta Platforms, Inc., 144A, 3.5%, 8/15/2027	2,940,000	2,749,233
Outfront Media Capital LLC, 144A, 4.25%, 1/15/2029	380,000	298,490
Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023	1,680,000	1,658,718
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	1,080,000	948,483
Sprint Corp., 7.625%, 3/1/2026	850,000	879,182
Tencent Holdings Ltd.:
144A, 1.81%, 1/26/2026	3,000,000	2,688,960
144A, 3.28%, 4/11/2024	8,000,000	7,796,967
144A, 3-month USD-LIBOR + 0.605%, 3.343% (b), 1/19/2023	1,180,000	1,178,466
Tencent Music Entertainment Group, 1.375%, 9/3/2025	1,000,000	885,986
T-Mobile U.S.A., Inc.:
2.625%, 4/15/2026	1,350,000	1,223,397
3.5%, 4/15/2025	6,655,000	6,360,616
		43,886,170
Consumer Discretionary 4.5%
7-Eleven, Inc., 144A, 0.8%, 2/10/2024	1,934,000	1,828,236
Aptiv PLC, 2.396%, 2/18/2025	2,770,000	2,584,822
Clarios Global LP, 144A, 6.25%, 5/15/2026	1,409,000	1,345,595
Dollar General Corp., 4.25%, 9/20/2024	1,270,000	1,254,750
Ford Motor Credit Co. LLC, 3.375%, 11/13/2025	1,360,000	1,201,569
General Motors Financial Co., Inc.:
2.9%, 2/26/2025	4,000,000	3,737,230
3-month USD-LIBOR + 0.99%, 3.283% (b), 1/5/2023	4,000,000	3,998,543
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	13

	Principal Amount ($)	Value ($)
3.5%, 11/7/2024	1,300,000	1,245,327
Hasbro, Inc., 3.0%, 11/19/2024	5,383,000	5,161,771
Hyundai Capital America:
144A, 1.0%, 9/17/2024	5,000,000	4,567,650
144A, 1.25%, 9/18/2023	4,685,000	4,505,752
144A, 2.375%, 2/10/2023	2,089,000	2,070,617
Kia Corp., 144A, 1.0%, 4/16/2024	1,130,000	1,059,288
Kronos Acquisition Holdings, Inc., 144A, 5.0%, 12/31/2026	340,000	298,367
Magallanes, Inc., 144A, 3.428%, 3/15/2024	1,720,000	1,661,866
Mattel, Inc., 144A, 3.375%, 4/1/2026	495,000	441,757
Newell Brands, Inc., 6.375%, 9/15/2027	1,090,000	1,079,351
Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025	653,000	640,018
Raptor Acquisition Corp., 144A, 4.875%, 11/1/2026	490,000	421,412
Royal Caribbean Cruises Ltd.:
144A, 5.5%, 8/31/2026	2,450,000	1,874,250
144A, 9.25%, 1/15/2029 (c)	310,000	305,460
144A, 10.875%, 6/1/2023	315,000	322,088
Stellantis Finance U.S., Inc., 144A, 1.711%, 1/29/2027	1,140,000	948,766
Vail Resorts, Inc., 144A, 6.25%, 5/15/2025	1,220,000	1,203,432
Volkswagen Group of America Finance LLC:
144A, 3.95%, 6/6/2025	3,000,000	2,881,704
144A, 4.25%, 11/13/2023	1,500,000	1,484,220
		48,123,841
Consumer Staples 1.1%
Albertsons Companies, Inc, 144A, 3.5%, 2/15/2023	1,120,000	1,107,400
Coty, Inc., 144A, 5.0%, 4/15/2026	1,135,000	1,033,362
GSK Consumer Healthcare Capital UK PLC, 144A, 3.125%, 3/24/2025	4,000,000	3,775,785
JBS U.S.A. Lux SA:
144A, 2.5%, 1/15/2027	960,000	820,195
144A, 5.125%, 2/1/2028	3,850,000	3,608,490
JDE Peet’s NV, 144A, 0.8%, 9/24/2024	1,730,000	1,583,195
		11,928,427
Energy 5.1%
Antero Midstream Partners LP, 144A, 7.875%, 5/15/2026	2,000,000	2,010,000
Antero Resources Corp., 144A, 7.625%, 2/1/2029	521,000	520,036
Bharat Petroleum Corp. Ltd., REG S, 4.625%, 10/25/2022	2,920,000	2,919,416
Blue Racer Midstream LLC, 144A, 7.625%, 12/15/2025	735,000	705,600
Boardwalk Pipelines LP, 4.95%, 12/15/2024	500,000	494,756
The accompanying notes are an integral part of the financial statements.

14	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Canadian Natural Resources Ltd.:
2.05%, 7/15/2025	1,500,000	1,367,598
3.8%, 4/15/2024	750,000	733,081
3.9%, 2/1/2025	2,500,000	2,410,088
DCP Midstream Operating LP, 5.375%, 7/15/2025	1,120,000	1,087,677
Ecopetrol SA, 5.875%, 9/18/2023	2,000,000	1,984,580
Endeavor Energy Resources LP, 144A, 5.75%, 1/30/2028	1,095,000	1,041,476
Energy Transfer LP:
3.6%, 2/1/2023	2,000,000	1,991,478
4.05%, 3/15/2025	750,000	719,179
4.25%, 3/15/2023	880,000	877,656
Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	850,000	794,459
Hess Midstream Operations LP, 144A, 5.625%, 2/15/2026	1,500,000	1,423,883
Indian Oil Corp. Ltd., REG S, 5.75%, 8/1/2023	2,000,000	2,010,180
MarkWest Energy Partners LP, 4.875%, 6/1/2025	2,500,000	2,414,654
MPLX LP, 4.875%, 12/1/2024	2,000,000	1,975,625
ONEOK Inc., 2.75%, 9/1/2024	4,604,000	4,374,876
ONEOK Partners LP, 4.9%, 3/15/2025	1,000,000	983,586
ONGC Videsh Ltd., REG S, 3.75%, 5/7/2023	1,000,000	992,070
Pertamina Persero PT, 144A, 4.3%, 5/20/2023	2,000,000	1,980,000
Petroleos Mexicanos:
3.5%, 1/30/2023	1,000,000	986,770
4.625%, 9/21/2023	1,000,000	972,445
4.875%, 1/18/2024 (a)	1,000,000	968,260
Plains All American Pipeline LP:
3.6%, 11/1/2024	2,022,000	1,944,180
3.85%, 10/15/2023	4,000,000	3,942,610
SA Global Sukuk Ltd., 144A, 0.946%, 6/17/2024	1,220,000	1,137,894
Saudi Arabian Oil Co., 144A, 1.25%, 11/24/2023	888,000	853,006
Schlumberger Holdings Corp., 144A, 3.75%, 5/1/2024	1,514,000	1,483,964
Sinopec Group Overseas Development, Ltd., 144A, 2.15%, 5/13/2025	2,500,000	2,351,178
Western Midstream Operating LP, 3-month USD-LIBOR + 1.1%, 3.555% (b), 1/13/2023	2,000,000	1,985,300
Williams Companies, Inc., 4.55%, 6/24/2024	1,300,000	1,287,171
		53,724,732
Financials 19.3%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	7,000,000	5,986,358
2.45%, 10/29/2026	2,110,000	1,780,010
4.875%, 1/16/2024	1,410,000	1,387,119
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	15

	Principal Amount ($)	Value ($)
6.5%, 7/15/2025	1,175,000	1,172,880
Air Lease Corp.:
3.75%, 6/1/2026	5,000,000	4,570,545
4.125%, Perpetual (d)	2,000,000	1,372,435
Aircastle Ltd.:
144A, 2.85%, 1/26/2028	5,000,000	3,881,553
4.4%, 9/25/2023	2,534,000	2,487,324
144A, 5.25%, 8/11/2025	2,000,000	1,882,657
Alfa SAB de CV, REG S, 5.25%, 3/25/2024	1,250,000	1,244,850
Ally Financial Inc., 1.45%, 10/2/2023	2,500,000	2,413,322
Avolon Holdings Funding Ltd.:
144A, 2.125%, 2/21/2026	4,000,000	3,361,908
144A, 4.25%, 4/15/2026	1,230,000	1,102,903
144A, 5.125%, 10/1/2023	670,000	658,722
Banco de Credito del Peru S.A.:
REG S, 2.7%, 1/11/2025	1,000,000	930,136
144A, 4.25%, 4/1/2023	1,000,000	995,200
Banco Santander Chile, 144A, 2.7%, 1/10/2025	2,000,000	1,867,460
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander:
REG S, 4.125%, 11/9/2022	1,000,000	998,010
144A, 5.375%, 4/17/2025	1,350,000	1,312,551
Banco Votorantim SA, 144A, 4.375%, 7/29/2025	1,000,000	940,000
Bancolombia SA, 3.0%, 1/29/2025	3,104,000	2,829,988
Bank of America Corp.:
4.0%, 1/22/2025	750,000	725,923
4.2%, 8/26/2024	3,000,000	2,950,827
6.22%, 9/15/2026	3,000,000	3,034,971
Barclays PLC:
1.007%, 12/10/2024	5,000,000	4,706,280
4.375%, Perpetual (d)	3,000,000	1,848,900
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	2,139,000	1,915,991
Blackstone Secured Lending Fund, 3.625%, 1/15/2026	5,385,000	4,916,652
BOC Aviation Ltd., 144A, 3.25%, 4/29/2025	1,500,000	1,413,575
BPCE SA:
144A, 4.875%, 4/1/2026	500,000	472,503
144A, 5.7%, 10/22/2023	2,000,000	1,977,407
Canadian Imperial Bank of Commerce, 3.945%, 8/4/2025	6,000,000	5,795,397
Capital One Financial Corp.:
SOFR + 1.29%, 2.636%, 3/3/2026	10,000,000	9,291,520
4.985%, 7/24/2026	1,940,000	1,896,640
CBQ Finance Ltd., REG S, 5.0%, 5/24/2023	2,000,000	1,992,500
The accompanying notes are an integral part of the financial statements.

16	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Citigroup, Inc.:
4.4%, 6/10/2025	7,000,000	6,803,491
5.5%, 9/13/2025	750,000	748,832
Corebridge Financial, Inc., 144A, 3.5%, 4/4/2025	2,040,000	1,937,878
Credicorp Ltd., 144A, 2.75%, 6/17/2025	1,000,000	912,996
Credit Suisse Group AG:
144A, 2.193%, 6/5/2026	1,390,000	1,208,589
144A, 2.593%, 9/11/2025	1,180,000	1,073,526
144A, 3-month USD-LIBOR + 1.24%, 4.476% (b), 6/12/2024	2,675,000	2,644,924
Danske Bank AS:
144A, 3-month USD-LIBOR + 1.591%, 3.244% (b), 12/20/2025	1,120,000	1,041,192
144A, 3.773%, 3/28/2025	4,000,000	3,846,694
Discover Bank, 4.682%, 8/9/2028	2,500,000	2,397,273
Discover Financial Services, 3.95%, 11/6/2024	1,100,000	1,072,084
Goldman Sachs Group, Inc., 0.925%, 10/21/2024	3,780,000	3,587,789
HSBC Holdings PLC:
1.645%, 4/18/2026	2,020,000	1,796,313
4.25%, 3/14/2024	3,000,000	2,936,575
4.7%, Perpetual (a) (d)	3,000,000	2,130,500
6.0%, Perpetual (d)	500,000	414,250
ING Bank NV, 144A, 5.8%, 9/25/2023	1,125,000	1,121,583
JPMorgan Chase & Co.:
2.301%, 10/15/2025	4,000,000	3,751,092
SOFR + 0.58%, 3.545% (b), 6/23/2025	6,000,000	5,875,260
KeyBank NA, 3.4%, 5/20/2026	4,000,000	3,702,132
KeyCorp., 3.878%, 5/23/2025	2,850,000	2,774,961
Kookmin Bank, 144A, 1.75%, 5/4/2025	800,000	737,398
Lloyds Banking Group PLC:
2.438%, 2/5/2026	2,880,000	2,646,037
4.716%, 8/11/2026	1,440,000	1,383,430
Macquarie Group Ltd.:
144A, SOFR + 0.92%, 3.903% (b), 9/23/2027	6,000,000	5,764,140
144A, 5.108%, 8/9/2026	3,000,000	2,938,637
Mitsubishi UFJ Financial Group, Inc., 0.962%, 10/11/2025	3,200,000	2,913,830
Mizuho Financial Group, Inc., 1.241%, 7/10/2024	4,351,000	4,209,091
Morgan Stanley, 0.791%, 1/22/2025	6,000,000	5,620,546
Nomura Holdings, Inc.:
2.648%, 1/16/2025	2,495,000	2,336,559
5.099%, 7/3/2025	3,000,000	2,951,972
Park Aerospace Holdings Ltd., 144A, 4.5%, 3/15/2023	1,750,000	1,739,657
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	17

	Principal Amount ($)	Value ($)
REC Ltd., 144A, 4.75%, 5/19/2023	1,423,000	1,418,034
Samba Funding Ltd., REG S, 2.75%, 10/2/2024	1,000,000	950,610
Santander Holdings U.S.A., Inc., 3.4%, 1/18/2023	6,150,000	6,124,108
Societe Generale SA:
144A, 2.625%, 1/22/2025	3,705,000	3,428,521
144A, 4.25%, 9/14/2023	2,980,000	2,947,160
Standard Chartered PLC:
144A, 1.214%, 3/23/2025	1,180,000	1,104,366
144A, 1.319%, 10/14/2023	2,500,000	2,497,503
144A, 1.822%, 11/23/2025	1,010,000	916,055
144A, 4.75%, Perpetual (d)	635,000	419,862
Sumitomo Mitsui Financial Group, Inc., 3.784%, 3/9/2026	5,000,000	4,745,910
Synchrony Bank, 5.4%, 8/22/2025	1,000,000	975,036
Synchrony Financial:
4.375%, 3/19/2024	180,000	176,772
4.875%, 6/13/2025	5,000,000	4,823,515
UBS Group AG, 144A, 4.49%, 8/5/2025	3,430,000	3,346,241
		205,007,941
Health Care 2.0%
Anthem, Inc., 2.375%, 1/15/2025	1,400,000	1,321,237
Bayer U.S. Finance II LLC, 144A, 3.875%, 12/15/2023	1,000,000	981,097
Bayer U.S. Finance LLC, 144A, 3.375%, 10/8/2024	1,745,000	1,680,134
CVS Pass-Through Trust, 6.036%, 12/10/2028	843,173	837,321
HCA, Inc.:
144A, 3.125%, 3/15/2027	3,000,000	2,655,867
5.25%, 6/15/2026	1,000,000	966,336
Laboratory Corp. of America Holdings, 3.25%, 9/1/2024	859,000	831,568
LifePoint Health, Inc., 144A, 5.375%, 1/15/2029	575,000	400,894
Mylan, Inc., 4.2%, 11/29/2023	5,500,000	5,432,619
Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025	380,000	339,169
Teva Pharmaceutical Finance Netherlands III BV:
4.75%, 5/9/2027	580,000	492,600
6.0%, 4/15/2024	1,160,000	1,125,827
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024	4,720,000	4,364,430
		21,429,099
Industrials 3.7%
Albemarle Corp., 4.65%, 6/1/2027	5,000,000	4,792,720
Allied Universal Holdco LLC, 144A, 4.625%, 6/1/2028	945,000	727,952
Block, Inc., 2.75%, 6/1/2026	420,000	360,974
The accompanying notes are an integral part of the financial statements.

18	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Boeing Co.:
4.875%, 5/1/2025	4,365,000	4,258,969
5.04%, 5/1/2027	5,000,000	4,816,808
Delta Air Lines, Inc.:
2.9%, 10/28/2024	3,000,000	2,779,077
144A, 4.5%, 10/20/2025	520,000	504,741
Enersys, 144A, 5.0%, 4/30/2023	240,000	236,700
Global Payments, Inc.:
2.15%, 1/15/2027	4,200,000	3,593,912
4.95%, 8/15/2027	910,000	866,994
Hawaiian Brand Intellectual Property Ltd., 144A, 5.75%, 1/20/2026	325,000	286,647
Hillenbrand, Inc., 5.75%, 6/15/2025	1,120,000	1,092,000
Howmet Aerospace, Inc., 6.875%, 5/1/2025	1,870,000	1,883,632
Legends Hospitality Holding Co. LLC, 144A, 5.0%, 2/1/2026	255,000	218,364
Marriott International, Inc., 5.0%, 10/15/2027	1,910,000	1,844,554
Nielsen Finance LLC:
144A, 4.5%, 7/15/2029	730,000	726,770
144A, 5.625%, 10/1/2028	1,235,000	1,225,772
Penske Truck Leasing Co.:
144A, 4.0%, 7/15/2025	2,550,000	2,430,368
144A, 4.4%, 7/1/2027	2,440,000	2,289,690
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	1,540,000	1,486,100
Silgan Holdings, Inc., 144A, 1.4%, 4/1/2026	2,727,000	2,327,877
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	135,000	135,787
WESCO Distribution, Inc., 144A, 7.125%, 6/15/2025	375,000	375,206
		39,261,614
Information Technology 3.9%
Broadcom, Inc., 4.11%, 9/15/2028	2,261,000	2,036,841
CDW LLC, 4.125%, 5/1/2025	560,000	529,143
Clarivate Science Holdings Corp., 144A, 3.875%, 7/1/2028	1,580,000	1,303,184
Dell International LLC, 5.45%, 6/15/2023	1,920,000	1,924,954
DXC Technology Co., 1.8%, 9/15/2026	4,510,000	3,865,628
Fidelity National Information Services, Inc., 4.5%, 7/15/2025	2,020,000	1,976,693
HP, Inc., 2.2%, 6/17/2025	4,190,000	3,878,027
Microchip Technology, Inc.:
0.972%, 2/15/2024	5,000,000	4,710,804
0.983%, 9/1/2024	1,570,000	1,445,150
2.67%, 9/1/2023	1,250,000	1,218,175
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	19

	Principal Amount ($)	Value ($)
4.25%, 9/1/2025	170,000	164,185
NXP BV:
2.7%, 5/1/2025	190,000	176,175
4.4%, 6/1/2027	1,380,000	1,301,741
Oracle Corp., 2.5%, 4/1/2025	2,040,000	1,900,992
Qorvo, Inc., 144A, 1.75%, 12/15/2024	2,500,000	2,304,531
Roper Technologies, Inc., 1.0%, 9/15/2025	3,620,000	3,212,808
Seagate HDD Cayman, 4.875%, 3/1/2024	1,800,000	1,745,960
Take-Two Interactive Software, Inc., 3.3%, 3/28/2024	1,810,000	1,764,159
VMware, Inc., 1.0%, 8/15/2024	4,270,000	3,951,770
Workday, Inc., 3.5%, 4/1/2027	1,430,000	1,322,739
		40,733,659
Materials 2.8%
Berry Global, Inc., 1.65%, 1/15/2027	3,400,000	2,819,305
Bluestar Finance Holdings Ltd., REG S, 3.375%, 7/16/2024	2,000,000	1,933,660
Celanese U.S. Holdings LLC:
3.5%, 5/8/2024	720,000	688,093
5.9%, 7/5/2024	6,090,000	6,005,589
CNAC HK Finbridge Co., Ltd., REG S, 3.375%, 6/19/2024	1,000,000	969,188
First Quantum Minerals Ltd., 144A, 6.875%, 3/1/2026	1,715,000	1,582,482
Glencore Funding LLC:
144A, 1.625%, 9/1/2025	1,730,000	1,556,731
144A, 1.625%, 4/27/2026	1,480,000	1,279,676
144A, 4.125%, 3/12/2024	3,480,000	3,419,552
Hudbay Minerals, Inc., 144A, 4.5%, 4/1/2026	370,000	307,611
Indonesia Asahan Aluminium Persero PT:
144A, 4.75%, 5/15/2025	1,500,000	1,464,000
REG S, 4.75%, 5/15/2025	500,000	488,000
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	2,419,000	2,362,284
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,260,000	1,183,921
Nucor Corp., 2.0%, 6/1/2025	630,000	581,490
POSCO Holdings, Inc., 144A, 4.0%, 8/1/2023	2,000,000	1,983,320
Tronox, Inc., 144A, 4.625%, 3/15/2029	1,230,000	910,200
		29,535,102
Real Estate 2.7%
American Tower Corp.:
(REIT), 2.4%, 3/15/2025	2,000,000	1,856,650
(REIT), 2.95%, 1/15/2025	4,000,000	3,784,401
Equinix, Inc.:
(REIT), 1.0%, 9/15/2025	4,500,000	3,969,103
The accompanying notes are an integral part of the financial statements.

20	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
(REIT), 1.25%, 7/15/2025	517,000	462,370
iStar, Inc.:
(REIT), 4.25%, 8/1/2025	450,000	436,521
(REIT), 4.75%, 10/1/2024	890,000	877,718
Office Properties Income Trust, (REIT), 2.65%, 6/15/2026	1,330,000	997,377
Omega Healthcare Investors, Inc., (REIT), 5.25%, 1/15/2026	5,500,000	5,322,775
RLJ Lodging Trust LP, 144A, (REIT), 3.75%, 7/1/2026	230,000	196,434
Starwood Property Trust, Inc., 144A, (REIT), 3.625%, 7/15/2026	1,000,000	850,000
Trust Fibra Uno:
144A, (REIT), 5.25%, 12/15/2024	1,000,000	953,255
REG S, (REIT), 5.25%, 12/15/2024	991,000	944,676
Ventas Realty LP, (REIT), 3.5%, 4/15/2024	2,800,000	2,723,302
VICI Properties LP:
144A, (REIT), 3.5%, 2/15/2025	2,140,000	1,978,130
144A, (REIT), 4.625%, 6/15/2025	3,462,000	3,257,838
		28,610,550
Utilities 3.7%
Calpine Corp., 144A, 5.25%, 6/1/2026	663,000	624,977
CenterPoint Energy, Inc., SOFR + 0.65%, 3.303% (b), 5/13/2024	3,260,000	3,214,764
Dominion Energy, Inc., 3.071%, 8/15/2024	2,106,000	2,019,619
Duke Energy Corp., SOFR + 0.25%, 3.117% (b), 6/10/2023	4,710,000	4,685,058
Duke Energy Ohio, Inc., 6.9%, 6/1/2025	1,000,000	1,046,010
Evergy, Inc., 2.45%, 9/15/2024	1,818,000	1,719,631
Israel Electric Corp. Ltd., 144A, 6.875%, 6/21/2023	1,048,000	1,056,344
Korea East-West Power Co., Ltd., 144A, 1.75%, 5/6/2025	940,000	863,672
Nextera Energy Capital Holdings, Inc., SOFR + 0.4%, 2.987% (b), 11/3/2023	7,000,000	6,935,558
NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	855,000	818,770
NRG Energy, Inc., 144A, 3.75%, 6/15/2024	5,141,000	4,941,219
Pacific Gas and Electric Co., 1.7%, 11/15/2023	1,630,000	1,562,992
Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	2,181,000	2,097,799
Southern California Edison Co., Series E, 3.7%, 8/1/2025	800,000	769,232
Vistra Operations Co. LLC, 144A, 3.55%, 7/15/2024	6,622,000	6,309,642
		38,665,287
Total Corporate Bonds (Cost $597,904,179)		560,906,422
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	21

	Principal Amount ($)	Value ($)
Mortgage-Backed Securities Pass-Throughs 0.0%
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027	109,172	104,911
4.5%, 4/1/2023	954	937
Government National Mortgage Association:
6.0%, with various maturities from 9/15/2023 until 1/15/2039	30,467	31,625
7.0%, 6/20/2038	1,961	2,121
Total Mortgage-Backed Securities Pass-Throughs (Cost $153,055)		139,594
Asset-Backed 18.2%
Automobile Receivables 6.5%
Americredit Automobile Receivables Trust, “D” , Series 2018-2, 4.01%, 7/18/2024	370,000	368,996
AmeriCredit Automobile Receivables Trust, “C” , Series 2020-2, 1.48%, 2/18/2026	1,110,000	1,061,526
Avis Budget Rental Car Funding AESOP LLC, “B” , Series 2020-2A, 144A, 2.96%, 2/20/2027	1,000,000	897,689
Canadian Pacer Auto Receivables Trust, “C” , Series 2020-1A, 144A, 2.49%, 5/19/2026	1,125,000	1,083,994
CarMax Auto Owner Trust, “C” , Series 2020-3, 1.69%, 4/15/2026	750,000	709,818
Carvana Auto Receivables Trust, “A3” , Series 2022-P2, 4.13%, 4/12/2027	1,500,000	1,473,510
Chase Auto Credit Linked Notes, “D” , Series 2021-1, 144A, 1.174%, 9/25/2028	262,845	252,949
Chase Auto Owner Trust, “C” , Series 2022-AA, 144A, 4.64%, 7/25/2028	1,040,000	996,393
CPS Auto Receivables Trust:
“C” , Series 2020-C, 144A, 1.71%, 8/17/2026	417,661	414,777
“C” , Series 2022-A, 144A, 2.17%, 4/16/2029	1,667,000	1,543,720
“C” , Series 2022-B, 144A, 4.33%, 8/15/2028	2,000,000	1,917,539
“B” , Series 2022-C, 144A, 4.88%, 4/15/2030	420,000	411,654
“E” , Series 2019-B, 144A, 5.0%, 3/17/2025	1,660,000	1,656,213
“E” , Series 2018-B, 144A, 5.61%, 12/16/2024	2,369,528	2,367,183
“E” , Series 2019-A, 144A, 5.81%, 3/16/2026	2,000,000	1,999,025
“E” , Series 2018-D, 144A, 5.82%, 6/16/2025	2,500,000	2,498,864
“E” , Series 2020-B, 144A, 7.38%, 6/15/2027	1,500,000	1,523,687
Exeter Automobile Receivables Trust, “D” , Series 2020-2A, 144A, 4.73%, 4/15/2026	2,500,000	2,484,259
Flagship Credit Auto Trust:
“C” , Series 2021-1, 144A, 0.91%, 3/15/2027	700,000	654,748
The accompanying notes are an integral part of the financial statements.

22	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
“C” , Series 2020-4, 144A, 1.28%, 2/16/2027	763,000	727,771
“C” , Series 2020-3, 144A, 1.73%, 9/15/2026	2,150,000	2,054,511
“C” , Series 2020-1, 144A, 2.24%, 1/15/2026	2,235,000	2,189,661
“B” , Series 2020-2, 144A, 2.61%, 4/15/2026	353,783	353,565
“C” , Series 2019-4, 144A, 2.77%, 12/15/2025	3,670,000	3,626,153
“C” , Series 2020-2, 144A, 3.8%, 4/15/2026	500,000	497,060
“E” , Series 2019-3, 144A, 3.84%, 12/15/2026	3,000,000	2,815,104
Ford Credit Auto Owner Trust, “C” , Series 2021-2, 144A, 2.11%, 5/15/2034	1,458,000	1,242,266
Foursight Capital Automobile Receivables Trust:
“B” , Series 2020-1, 144A, 2.27%, 2/18/2025	296,756	296,485
“C” , Series 2020-1, 144A, 2.41%, 8/15/2025	2,500,000	2,478,321
GLS Auto Receivables Trust, “B” , Series 2022-2A, 144A, 4.7%, 9/15/2026	1,586,000	1,558,176
GMF Floorplan Owner Revolving Trust, “C” , Series 2020-2, 144A, 1.31%, 10/15/2025	700,000	669,079
Hertz Vehicle Financing LLC:
“B” , Series 2021-1A, 144A, 1.56%, 12/26/2025	1,000,000	914,211
“C” , Series 2021-1A, 144A, 2.05%, 12/26/2025	3,500,000	3,151,518
“C” , Series 2022-3A, 144A, 4.35%, 3/25/2025	500,000	486,957
JPMorgan Chase Bank NA:
“C” , Series 2021-3, 144A, 0.86%, 2/26/2029	1,078,476	1,025,995
“D” , Series 2021-3, 144A, 1.009%, 2/26/2029	230,075	218,302
“C” , Series 2021-1, 144A, 1.024%, 9/25/2028	722,825	696,406
“D” , Series 2021-2, 144A, 1.138%, 12/26/2028	658,385	630,910
“D” , Series 2020-2, 144A, 1.487%, 2/25/2028	238,123	232,149
“E” , 2021-3, 144A, 2.102%, 2/26/2029	575,187	548,537
“E” , Series 2021-2, 144A, 2.28%, 12/26/2028	453,612	436,698
“E” , Series 2021-1, 144A, 2.365%, 9/25/2028	290,006	280,370
“E” , Series 2020-2, 144A, 3.072%, 2/25/2028	392,615	384,400
“E” , Series 2020-1, 144A, 3.715%, 1/25/2028	667,234	659,862
Onemain Direct Auto Receivable, “A1” , Series 2022-1A, 144A, 4.65%, 3/14/2029	1,565,000	1,536,231
PenFed Auto Receivables Owner Trust:
“B” , Series 2022-A, 144A, 4.6%, 12/15/2028	650,000	631,175
“C” , Series 2022-A, 144A, 4.83%, 12/15/2028	600,000	581,768
Santander Bank Auto Credit Linked Notes, “B” , Series 2022-A, 144A, 5.281%, 5/15/2032	2,047,249	2,008,897
Santander Bank NA:
“B” , Series 2021-1A, 144A, 1.833%, 12/15/2031	620,087	597,799
“C” , Series 2021-1A, 144A, 3.268%, 12/15/2031	418,559	404,051
Santander Consumer Auto Receivables Trust:
“B” , Series 2021-BA, 144A, 1.45%, 10/16/2028	179,308	175,936
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	23

	Principal Amount ($)	Value ($)
“B” , Series 2020-AA, 144A, 2.26%, 12/15/2025	1,000,000	994,531
“C” , Series 2021-CA, 144A, 2.97%, 6/15/2028	500,000	480,125
“C” , Series 2021-BA, 144A, 3.09%, 3/15/2029	1,000,000	949,706
Santander Drive Auto Receivables Trust:
“C” , Series 2020-4, 1.01%, 1/15/2026	1,108,460	1,095,611
“C” , Series 2020-3, 1.12%, 1/15/2026	1,426,896	1,416,509
“C” , Series 2020-2, 1.46%, 9/15/2025	880,374	875,944
“C” , Series 2022-1, 2.56%, 4/17/2028	800,000	756,758
“C” , Series 2022-5, 4.74%, 10/16/2028	875,000	851,796
Skopos Auto Receivables Trust, “C” , Series 2019-1A, 144A, 3.63%, 9/16/2024	254,616	253,932
Tesla Auto Lease Trust:
“C” , Series 2020-A, 144A, 1.68%, 2/20/2024	1,000,000	984,017
“B” , Series 2019-A, 144A, 2.41%, 12/20/2022	577,899	577,291
World Omni Select Auto Trust, “C” , Series 2019-A, 2.38%, 12/15/2025	1,500,000	1,480,639
		69,143,727
Credit Card Receivables 1.5%
Brex, Inc., “A” , Series 2022-1, 144A, 4.63%, 7/15/2025	2,000,000	1,936,984
Continental Finance Credit Card ABS Master Trust:
“A” , Series 2021-A, 144A, 2.55%, 12/17/2029	3,000,000	2,757,944
“A” , Series 2022-A, 144A, 6.19%, 10/15/2030	2,000,000	1,904,147
Genesis Sales Finance Master Trust:
“A” , Series 2021-AA, 144A, 1.2%, 12/21/2026	1,750,000	1,631,699
“A” , Series 2020-AA, 144A, 1.65%, 9/22/2025	1,072,000	1,048,634
Master Credit Card Trust II, “C” , Series 2022-1A, 144A, 2.27%, 7/21/2026	875,000	810,364
Mercury Financial Credit Card Master Trust:
“A” , Series 2021-1A, 144A, 1.54%, 3/20/2026	3,500,000	3,324,998
“A” , Series 2022-1A, 144A, 2.5%, 9/21/2026	2,500,000	2,368,181
		15,782,951
Home Equity Loans 0.2%
NovaStar Mortgage Funding Trust, “M3” , Series 2004-3, 1-month USD-LIBOR + 1.05%, 4.134% (b), 12/25/2034	395,501	363,924
People’s Choice Home Loan Securities Trust, “A3” , Series 2004-1, 1-month USD-LIBOR + 1.04%, 4.124% (b), 6/25/2034	1,508,945	1,352,030
Renaissance Home Equity Loan Trust:
“AF1” , Series 2006-4, 5.545%, 1/25/2037	57,075	21,962
The accompanying notes are an integral part of the financial statements.

24	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
“AF1” , Series 2007-2, 5.893%, 6/25/2037	340,249	108,297
Southern Pacific Secured Asset Corp., “A8” , Series 1998-2, 6.37%, 7/25/2029	191	185
		1,846,398
Miscellaneous 10.0%
American Homes 4 Rent Trust:
“D” , Series 2015-SFR1, 144A, 4.407%, 4/17/2052	367,000	354,503
“C” , Series 2014-SFR3, 144A, 4.596%, 12/17/2036	1,400,000	1,361,410
Apidos CLO XXXII, “A2” , Series 2019-32A, 144A, 3-month USD-LIBOR + 1.65%, 4.36% (b), 1/20/2033	2,500,000	2,400,657
Applebee’s Funding LLC, “A2I” , Series 2019-1A, 144A, 4.194%, 6/5/2049	2,772,000	2,626,437
Atrium XIII, “A2” , Series 13A, 144A, 3-month USD-LIBOR + 1.25%, 4.033% (b), 11/21/2030	2,250,000	2,190,793
Atrium XIV LLC, “B” , Series 14A, 144A, 3-month USD-LIBOR + 1.7%, 4.44% (b), 8/23/2030	4,250,000	4,060,760
Babson CLO Ltd.:
“BR” , Series 2015-IA, 144A, 3-month USD-LIBOR + 1.4%, 4.11% (b), 1/20/2031	2,000,000	1,895,832
“A2R” , Series 2016-1A, 144A, 3-month USD-LIBOR + 1.45%, 4.233% (b), 7/23/2030	1,500,000	1,428,993
Ballyrock CLO Ltd., “BR” , Series 2020-2A, 144A, 3-month USD-LIBOR + 1.95%, 4.66% (b), 10/20/2031	7,500,000	6,841,087
Barings CLO Ltd., “CR” , Series 2013-IA, 144A, 3-month USD-LIBOR + 1.5%, 4.21% (b), 1/20/2028	2,250,000	2,150,870
Battalion CLO XV Ltd., “B” , Series 2020-15A, 144A, 3-month USD-LIBOR + 1.7%, 4.44% (b), 1/17/2033	5,000,000	4,668,640
Carlyle Global Market Strategies CLO Ltd., “BR2” , Series 2014-1A, 144A, 3-month USD-LIBOR + 1.4%, 4.14% (b), 4/17/2031	4,000,000	3,733,476
CF Hippolyta Issuer LLC:
“B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061	2,989,002	2,513,343
“B1” , Series 2020-1, 144A, 2.28%, 7/15/2060	3,835,432	3,354,075
Countrywide Home Equity Loan Trust, “2A” , Series 2006-I, 1-month USD-LIBOR + 0.14%, 2.958% (b), 1/15/2037	677,400	618,230
Credit-Based Asset Servicing and Securitization LLC, “AF2” , Series 2006-CB2, 3.022% (b), 12/25/2036	1,851,850	1,519,427
DB Master Finance LLC, “A2II” , Series 2019-1A, 144A, 4.021%, 5/20/2049	2,425,000	2,254,833
Dell Equipment Finance Trust, “C” , Series 2020-2, 144A, 1.37%, 1/22/2024	1,500,000	1,464,543
Domino’s Pizza Master Issuer LLC:
“A2” , Series 2019-1A, 144A, 3.668%, 10/25/2049	1,950,000	1,681,417
“A2I” , Series 2018-1A, 144A, 4.116%, 7/25/2048	962,500	905,917
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	25

	Principal Amount ($)	Value ($)
Dryden 50 Senior Loan Fund, “B” , Series 2017-50A, 144A, 3-month USD-LIBOR + 1.65%, 4.162% (b), 7/15/2030	500,000	476,191
Dryden XXVIII Senior Loan Fund, “A2LR” , Series 2013-28A, 144A, 3-month USD-LIBOR + 1.65%, 4.555% (b), 8/15/2030	2,000,000	1,915,178
FirstKey Homes Trust, “B” , Series 2022-SFR1, 144A, 4.493%, 5/17/2039	1,000,000	934,878
Flatiron CLO Ltd., “B” , Series 2018-1A, 144A, 3-month term SOFR + 1.611%, 4.092% (b), 4/17/2031	2,500,000	2,384,817
Hilton Grand Vacations Trust:
“A” , Series 2019-AA, 144A, 2.34%, 7/25/2033	371,837	348,111
“B” , Series 2017-AA, 144A, 2.96%, 12/26/2028	251,254	245,282
Hotwire Funding LLC, “A2” , Series 2021-1, 144A, 2.311%, 11/20/2051	1,268,000	1,085,849
HPEFS Equipment Trust, “C” , Series 2020-2A, 144A, 2.0%, 7/22/2030	1,610,000	1,594,827
Jersey Mike’s Funding, “A2I” , Series 2021-1A, 144A, 2.891%, 2/15/2052	1,990,000	1,696,236
LCM LP, “BR2” , Series 16A, 144A, 3-month USD-LIBOR + 1.75%, 4.262% (b), 10/15/2031	2,120,000	1,996,196
MVW LLC:
“B” , Series 2021-1WA, 144A, 1.44%, 1/22/2041	316,545	288,162
“A” , Series 2020-1A, 144A, 1.74%, 10/20/2037	210,871	191,193
“B” , Series 2019-2A, 144A, 2.44%, 10/20/2038	572,613	536,777
“B” , Series 2020-1A, 144A, 2.73%, 10/20/2037	210,871	192,808
MVW Owner Trust, “A” , Series 2019-1A, 144A, 2.89%, 11/20/2036	1,120,977	1,061,164
Neuberger Berman CLO XVII Ltd., “A2R2” , Series 2014-18A, 144A, 3-month USD-LIBOR + 1.7%, 4.432% (b), 10/21/2030	1,800,000	1,709,309
Neuberger Berman Loan Advisers CLO Ltd.:
“B” , Series 2018-27A, 144A, 3-month USD-LIBOR + 1.4%, 3.912% (b), 1/15/2030	6,000,000	5,705,328
“A2” , Series 2018-29A, 144A, 3-month USD-LIBOR + 1.4%, 4.138% (b), 10/19/2031	2,000,000	1,923,274
New Economy Assets Phase 1 Sponsor LLC, “B1” , Series 2021-1, 144A, 2.41%, 10/20/2061	1,125,000	940,050
NRZ Excess Spread-Collateralized Notes:
“A” , Series 2021-FHT1, 144A, 3.104%, 7/25/2026	1,126,414	984,459
“A” , Series 2021-GNT1, 144A, 3.474%, 11/25/2026	1,612,661	1,413,546
“A” , Series 2020-PLS1, 144A, 3.844%, 12/25/2025	660,867	603,892
Octagon Investment Partners XVI Ltd., “BR” , Series 2013-1A, 144A, 3-month USD-LIBOR + 1.6%, 4.34% (b), 7/17/2030	9,000,000	8,514,315
The accompanying notes are an integral part of the financial statements.

26	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Progress Residential Trust, “E” , Series 2020-SFR2, 144A, 5.115%, 6/17/2037	500,000	475,228
Regatta XVIII Funding Ltd., “B” , Series 2021-1A, 144A, 3-month USD-LIBOR + 1.45%, 3.962% (b), 1/15/2034	3,000,000	2,727,393
RR 17 Ltd., “B” , Series 2021-17A, 144A, 3-month USD-LIBOR + 1.9%, 4.412% (b), 7/15/2034	7,000,000	6,289,626
Sierra Timeshare Receivables Funding LLC, “B” , Series 2020-2A, 144A, 2.32%, 7/20/2037	437,333	412,046
Taco Bell Funding LLC, “A2I” , Series 2021-1A, 144A, 1.946%, 8/25/2051	4,466,250	3,730,851
Towd Point Mortgage Trust, “A1” , Series 2019-MH1, 144A, 3.0%, 11/25/2058	635,667	623,020
Transportation Finance Equipment Trust, “C” , Series 2019-1, 144A, 2.19%, 8/23/2024	1,250,000	1,223,682
Voya CLO Ltd., “A3R” , Series 2016-3A, 144A, 3-month USD-LIBOR + 1.75%, 4.49% (b), 10/18/2031	4,500,000	4,215,919
Zais CLO13 Ltd., “A1A” , Series 2019-13A, 144A, 3-month USD-LIBOR + 1.49%, 4.002% (b), 7/15/2032	2,500,000	2,413,177
		106,878,027
Total Asset-Backed (Cost $206,028,224)		193,651,103
Commercial Mortgage-Backed Securities 9.8%
20 Times Square Trust, “B” , Series 2018-20TS, 144A, 3.203% (b), 5/15/2035	2,500,000	2,434,976
Atrium Hotel Portfolio Trust, “B” , Series 2018-ATRM, 144A, 1-month USD-LIBOR + 1.43%, 4.248% (b), 6/15/2035	3,500,000	3,354,831
BAMLL Commercial Mortgage Securities Trust:
“B” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.15%, 3.968% (b), 9/15/2034	3,500,000	3,377,314
“C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 4.168% (b), 9/15/2034	1,000,000	952,132
BFLD TRUST, “B” , Series 2019-DPLO, 144A, 1-month USD-LIBOR + 1.34%, 4.158% (b), 10/15/2034	1,500,000	1,451,190
BHMS Mortgage Trust, “A” , Series 2018-ATLS, 144A, 1-month USD-LIBOR + 1.25%, 4.068% (b), 7/15/2035	2,500,000	2,413,827
BPR Trust:
“B” , Series 2021-TY, 144A, 1-month USD-LIBOR + 1.15%, 3.968% (b), 9/15/2038	506,000	478,943
“C” , Series 2021-TY, 144A, 1-month USD-LIBOR + 1.7%, 4.518% (b), 9/15/2038	340,000	317,260
“C” , Series 2021-KEN, 144A, 1-month USD-LIBOR + 2.55%, 5.368% (b), 2/15/2029	1,431,100	1,386,218
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	27

	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust:
“B” , Series 2019-IMC, 144A, 1-month USD-LIBOR + 1.3%, 4.118% (b), 4/15/2034	3,500,000	3,366,808
“D” , Series 2020-VKNG, 144A, 1-month USD-LIBOR + 1.7%, 4.518% (b), 10/15/2037	1,251,663	1,178,679
BX Trust, “D” , Series 2021-ARIA, 144A, 1-month USD-LIBOR + 1.895%, 4.713% (b), 10/15/2036	1,725,000	1,599,673
BXP Trust:
“A” , Series 2017-CQHP, 144A, 1-month USD-LIBOR + 0.85%, 3.668% (b), 11/15/2034	500,000	482,096
“B” , Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.1%, 3.918% (b), 11/15/2034	3,960,000	3,781,945
Citigroup Commercial Mortgage Trust:
“A3” , Series 2016-C2, 2.575%, 8/10/2049	2,000,000	1,813,707
“AS” , Series 2013-GC11, 3.422%, 4/10/2046	1,500,000	1,484,392
“B” , Series 2019-PRM, 144A, 3.644%, 5/10/2036	2,005,000	1,960,424
“B” , Series 2013-GC11, 3.732%, 4/10/2046	500,000	492,333
“C” , Series 2019-PRM, 144A, 3.896%, 5/10/2036	869,349	852,009
“C” , Series 2019-SMRT, 144A, 4.682%, 1/10/2036	3,000,000	2,900,555
Cold Storage Trust, “D” , Series 2020-ICE5, 144A, 1-month USD-LIBOR + 2.1%, 4.918% (b), 11/15/2037	4,914,953	4,742,033
COMM Mortgage Trust:
“AM” , Series 2013-CR6, 144A, 3.147%, 3/10/2046	1,200,000	1,191,875
“AM” , Series 2013-LC6, 3.282%, 1/10/2046	1,500,000	1,493,386
“B” , Series 2013-CR6, 144A, 3.397%, 3/10/2046	2,800,000	2,766,359
“B” , Series 2013-CR10, 144A, 5.031% (b), 8/10/2046	2,850,000	2,810,867
Credit Suisse Mortgage Trust:
“C” , Series 2020-NET, 144A, 3.526%, 8/15/2037	1,000,000	903,209
“B” , Series 2020-FACT, 144A, 1-month USD-LIBOR + 2.0%, 4.818% (b), 10/15/2037	2,756,000	2,664,107
“A” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 3.0%, 5.818% (b), 12/15/2035	1,500,000	1,493,015
CSAIL Commercial Mortgage Trust, “AS” , Series 2016-C6, 3.346%, 1/15/2049	1,000,000	909,382
DBGS Mortgage Trust, “B” , Series 2018-5BP, 144A, 1-month USD-LIBOR + 0.98%, 3.798% (b), 6/15/2033	2,500,000	2,368,305
DBWF Mortgage Trust, “C” , Series 2018-GLKS, 144A, 1-month USD-LIBOR + 1.75%, 4.743% (b), 12/19/2030	250,000	238,723
FHLMC Multifamily Structured Pass-Through Certificates:
“X1P” , Series KL05, Interest Only, 1.024% (b), 6/25/2029	17,800,000	901,947
“X1” , Series K058, Interest Only, 1.045% (b), 8/25/2026	22,720,091	659,055
The accompanying notes are an integral part of the financial statements.

28	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
“X1” , Series K722, Interest Only, 1.446% (b), 3/25/2023	9,636,161	18,728
Fontainebleau Miami Beach Trust, “D” , Series 2019 -FBLU, 144A, 4.095% (b), 12/10/2036	5,000,000	4,629,217
Freddie Mac Multifamily Structured Credit Risk:
“M1” , Series 2021-MN1, 144A, 30-day average SOFR + 2.0%, 4.281% (b), 1/25/2051	639,944	614,668
“M2” , Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 6.031% (b), 1/25/2051	1,808,000	1,658,455
GS Mortgage Securities Corp. Trust, “B” , 2021-IP, 144A, 1-month USD-LIBOR + 1.15%, 3.968% (b), 10/15/2036	3,000,000	2,808,893
GS Mortgage Securities Trust, “AS” , Series 2013-GC13, 144A, 4.209% (b), 7/10/2046	1,000,000	986,102
GSCG Trust, “C” , Series 2019-600C, 144A, 3.462%, 9/6/2034	1,000,000	907,301
Hospitality Mortgage Trust, “B” , Series 2019-HIT, 144A, 1-month USD-LIBOR + 1.35%, 4.168% (b), 11/15/2036	3,239,426	3,109,138
JPMDB Commercial Mortgage Securities Trust, “AS” , Series 2016-C4, 3.385%, 12/15/2049	1,000,000	891,318
JPMorgan Chase Commercial Mortgage Securities Trust, “A” , Series 2018-PHH, 144A, 1-month USD-LIBOR + 1.21%, 4.028% (b), 6/15/2035	4,312,431	4,186,202
KKR Industrial Portfolio Trust, “E” , Series 2021-KDIP, 144A, 1-month USD-LIBOR + 1.55%, 4.368% (b), 12/15/2037	468,750	440,546
Morgan Stanley Capital I Trust, “B” , Series 2018-SUN, 144A, 1-month USD-LIBOR + 1.2%, 4.018% (b), 7/15/2035	1,568,800	1,527,376
MRCD Mortgage Trust, “C” , Series 2019-PARK, 144A, 2.718%, 12/15/2036	5,000,000	4,476,036
Natixis Commercial Mortgage Securities Trust, “C” , Series 2018-285M, 144A, 3.917% (b), 11/15/2032	2,000,000	1,964,139
NYT Mortgage Trust, “B” , Series 2019-NYT, 144A, 1-month USD-LIBOR + 1.4%, 4.218% (b), 12/15/2035	500,000	466,782
One New York Plaza Trust:
“AJ” , Series 2020-1NYP, 144A, 1-month USD-LIBOR + 1.25%, 4.068% (b), 1/15/2036	2,378,000	2,292,675
“B” , Series 2020-1NYP, 144A, 1-month USD-LIBOR + 1.5%, 4.318% (b), 1/15/2036	1,166,000	1,100,280
PKHL Commercial Mortgage Trust, “D” , Series 2021-MF, 144A, 1-month USD-LIBOR + 2.0%, 4.818% (b), 7/15/2038	2,362,000	2,201,744
STWD Mortgage Trust, “B” , Series 2021-LIH, 144A, 1-month USD-LIBOR + 1.656%, 4.474% (b), 11/15/2036	500,000	472,612
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	29

	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust:
“XA” , Series 2017-C7, Interest Only, 1.157% (b), 12/15/2050	26,396,547	963,743
“XA” , Series 2017-C1, Interest Only, 1.689% (b), 6/15/2050	18,966,963	1,013,445
Wells Fargo Commercial Mortgage Trust:
“A” , Series 2019-JWDR, 144A, 2.584% (b), 9/15/2031	200,000	173,390
“A2” , Series 2016-C34, 2.603%, 6/15/2049	194,209	192,351
“ASB” , Series 2015-C31, 3.487%, 11/15/2048	126,475	123,035
“C” , Series 2021-SAVE, 144A, 1-month USD-LIBOR + 1.8%, 4.618% (b), 2/15/2040	2,330,732	2,174,123
“D” , Series 2021-SAVE, 144A, 1-month USD-LIBOR + 2.5%, 5.318% (b), 2/15/2040	909,022	839,790
WFRBS Commercial Mortgage Trust:
“B” , Series 2013-C13, 3.553%, 5/15/2045	4,000,000	3,900,578
“AS” , Series 2014-C24, 3.931%, 11/15/2047	240,000	228,964
Total Commercial Mortgage-Backed Securities (Cost $109,413,987)		103,583,206
Collateralized Mortgage Obligations 5.1%
Angel Oak Mortgage Trust, “A1” , Series 2020-1, 144A, 0.909%, 1/25/2066	623,781	532,575
Banc of America Mortgage Securities, Inc.:
“2A3” , Series 2005-J, 2.448% (b), 11/25/2035	69,049	62,014
“2A8” , Series 2003-J, 2.486% (b), 11/25/2033	121,663	110,876
“A15” , Series 2006-2, 6.0%, 7/25/2046	6,504	5,508
Barclays Mortgage Loan Trust, “A2” , Series 2021-NQM1, 144A, 1.984%, 9/25/2051	1,419,644	1,237,806
Bear Stearns Adjustable Rate Mortgage Trust, “5A” , Series 2003-8, 1.984% (b), 1/25/2034	253,113	218,109
BRAVO Residential Funding Trust, “A1” , Series 2021-HE1, 144A, 30-day average SOFR + 0.75%, 3.031% (b), 1/25/2070	1,574,772	1,556,541
Chase Mortgage Finance Corp.:
“M2” , Series 2021-CL1, 144A, 30-day average SOFR + 1.35%, 3.631% (b), 2/25/2050	2,196,116	2,064,119
“M3” , Series 2021-CL1, 144A, 30-day average SOFR + 1.55%, 3.831% (b), 2/25/2050	1,144,473	1,073,888
COLT Funding LLC, “A2” , Series 2021-3R, 144A, 1.257%, 12/25/2064	438,071	384,267
COLT Mortgage Loan Trust:
“A1” , Series 2021-2R, 144A, 0.798%, 7/27/2054	318,146	281,470
“A2” , Series 2021-1, 144A, 1.167%, 6/25/2066	941,237	781,964
“A3” , Series 2021-2, 144A, 1.335%, 8/25/2066	2,065,777	1,682,606
The accompanying notes are an integral part of the financial statements.

30	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
“A2” , Series 2021-HX1, 144A, 1.348%, 10/25/2066	904,608	747,940
Connecticut Avenue Securities Trust:
“1M2” , Series 2021-R03, 144A, 30-day average SOFR + 1.65%, 3.931% (b), 12/25/2041	500,000	455,364
“1M2” , Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 5.234% (b), 9/25/2031	18,076	18,025
“1M2” , Series 2022-R04, 144A, 30-day average SOFR + 3.1%, 5.381% (b), 3/25/2042	250,000	234,062
“1M2” , Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 5.384% (b), 8/25/2031	25,038	24,975
“1B1” , Series 2022-R01, 144A, 30-day average SOFR + 3.15%, 5.431% (b), 12/25/2041	1,450,000	1,251,540
Countrywide Home Loan Mortgage Pass Through Trust, “5A1” , Series 2005-HY10, 3.187% (b), 2/20/2036	28,224	23,094
Credit Suisse First Boston Mortgage Securities Corp., “5A1” , Series 2004-7, 5.0%, 10/25/2019	68,173	64,599
CSMC Trust, “B4” , Series 2013-IVR3, 144A, 3.406% (b), 5/25/2043	1,166,301	840,245
Ellington Financial Mortgage Trust:
“A3” , Series 2021-2, 144A, 1.291%, 6/25/2066	661,959	548,794
“A2” , Series 2021-3, 144A, 1.396%, 9/25/2066	2,614,845	2,100,392
“A3” , Series 2020-2, 144A, 1.64%, 10/25/2065	961,152	882,012
Fannie Mae Connecticut Avenue Securities, “1M2” , Series 2018-C06, 1-month USD-LIBOR + 2.0%, 5.084% (b), 3/25/2031	163,975	162,164
Federal Home Loan Mortgage Corp., “PK” , Series 1751, 8.0%, 9/15/2024	12,874	13,116
Federal National Mortgage Association:
“DE” , Series 2014-18, 4.0%, 8/25/2042	301,552	292,259
“IM” , Series 2014-72, Interest Only, 4.5%, 3/25/2044	1,220,523	148,439
“2” , Series 350, Interest Only, 5.5%, 3/25/2034	53,852	10,193
“1A6” , Series 2007-W8, 6.634% (b), 9/25/2037	354,758	343,900
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2021-DNA7, 144A, 30-day average SOFR + 1.8%, 4.081% (b), 11/25/2041	1,200,000	1,075,499
“M2” , Series 2020-DNA6, 144A, 30-day average SOFR + 2.0%, 4.281% (b), 12/25/2050	2,773,579	2,726,765
“M2” , Series 2021-DNA3, 144A, 30-day average SOFR + 2.1%, 4.381% (b), 10/25/2033	500,000	476,238
“M2” , Series 2018-DNA2, 144A, 1-month USD-LIBOR + 2.15%, 5.234% (b), 12/25/2030	1,132,064	1,107,126
“M2” , Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.45%, 5.534% (b), 3/25/2049	458,195	452,866
“M2” , Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.65%, 5.734% (b), 1/25/2049	67,992	67,228
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	31

	Principal Amount ($)	Value ($)
FWD Securitization Trust:
“A1” , Series 2020-INV1, 144A, 2.24%, 1/25/2050	704,555	645,100
“A1” , Series 2019-INV1, 144A, 2.81%, 6/25/2049	237,933	225,113
GCAT Trust, “A2” , Series 2021-NQM2, 144A, 1.242%, 5/25/2066	783,312	661,763
Government National Mortgage Association:
“IT” , Series 2013-82, Interest Only, 3.5%, 5/20/2043	10,373,500	1,459,590
“IP” , Series 2009-118, Interest Only, 6.5%, 12/16/2039	140,076	33,272
GS Mortgage-Backed Securities Trust:
“A2” , Series 2020-NQM1, 144A, 1.791%, 9/27/2060	138,128	126,398
“B1” , Series 2020-PJ1, 144A, 3.655% (b), 5/25/2050	5,349,428	4,297,374
Imperial Fund Mortgage Trust:
“A2” , Series 2021-NQM1, 144A, 1.205%, 6/25/2056	1,436,143	1,193,240
“A2” , Series 2021-NQM2, 144A, 1.362%, 9/25/2056	755,627	604,743
“A1” , Series 2022-NQM4, 144A, 4.767%, 6/25/2067	2,449,300	2,342,460
JPMorgan Chase Bank NA, “M1” , Series 2020-CL1, 144A, 1-month USD-LIBOR + 2.25%, 5.334% (b), 10/25/2057	2,758,213	2,728,924
JPMorgan Mortgage Trust:
“A5” , Series 2020-LTV2, 144A, 3.0%, 11/25/2050	1,247,618	1,162,784
“6A1” , Series 2005-A6, 4.25% (b), 8/25/2035	152,175	148,088
JPMorgan Wealth Management:
“M2” , Series 2021-CL1, 144A, 30-day average SOFR + 1.55%, 3.831% (b), 3/25/2051	1,431,338	1,366,695
“M3” , Series 2021-CL1, 144A, 30-day average SOFR + 1.8%, 4.081% (b), 3/25/2051	724,805	681,170
“M4” , Series 2021-CL1, 144A, 30-day average SOFR + 2.75%, 5.031% (b), 3/25/2051	803,985	749,781
Merrill Lynch Mortgage Investors Trust, “1A” , Series 2004-1, 2.85% (b), 12/25/2034	5,675	5,430
MFA Trust:
“A3” , Series 2021-INV1, 144A, 1.262%, 1/25/2056	311,127	286,506
“A3” , Series 2021-NQM2, 144A, 1.472%, 11/25/2064	502,615	407,526
Prudential Home Mortgage Securities Co., Inc., “4B” , Series 1994-A, 144A, 6.73% (b), 4/28/2024	305	300
Residential Accredit Loans, Inc., “A1” , Series 2003-QS18, 5.0%, 9/25/2018	168	126
Residential Asset Mortgage Products, Inc., “A4” , Series 2004-SL4, 7.0%, 7/25/2032	44,147	42,198
Sequoia Mortgage Trust, “B4” , Series 2013-2, 3.625% (b), 2/25/2043	935,828	862,458
STACR Trust, “M2” , Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.1%, 5.184% (b), 9/25/2048	419,972	411,389
The accompanying notes are an integral part of the financial statements.

32	|	DWS Short Duration Fund

	Principal Amount ($)	Value ($)
Starwood Mortgage Residential Trust, “A3” , Series 2020-INV1, 144A, 1.593%, 11/25/2055	494,581	453,973
Towd Point Mortgage Trust:
“M1” , Series 2017-1, 144A, 3.75%, 10/25/2056	2,000,000	1,860,488
“M1” , Series 2022-SJ1, 144A, 4.5%, 3/25/2062	2,500,000	2,415,473
Verus Securitization Trust:
“A2” , Series 2021-R3, 144A, 1.277%, 4/25/2064	466,673	429,412
“A2” , Series 2020-4, 144A, 1.912%, 5/25/2065	618,256	589,178
“A1” , Series 2020-INV1, 144A, 1.977%, 3/25/2060	77,336	75,577
“A1” , Series 2020-2, 144A, 2.226%, 5/25/2060	56,317	54,977
“A1” , Series 2019-INV2, 144A, 2.913%, 7/25/2059	152,466	149,977
“B1” , Series 2021-R3, 144A, 3.066%, 4/25/2064	4,277,000	3,615,807
Washington Mutual Mortgage Pass-Through Certificates Trust, “A9” , Series 2003-S9, 5.25%, 10/25/2033	200,313	189,873
Total Collateralized Mortgage Obligations (Cost $60,797,386)		54,335,741
Government & Agency Obligations 10.8%
Other Government Related (e) 0.5%
Corp. Andina de Fomento, 2.375%, 5/12/2023	4,000,000	3,948,000
Gazprom PJSC, 144A, 2.95%, 1/27/2029*	2,000,000	1,000,000
Korea National Oil Corp., 144A, 3.25%, 7/10/2024	500,000	485,446
Vnesheconombank:
144A, 5.942%, 11/21/2023*	500,000	26,920
144A, 6.025%, 7/5/2022 * (f)	1,500,000	78,075
		5,538,441
Sovereign Bonds 0.4%
Abu Dhabi Government International Bond, 144A, 2.5%, 4/16/2025	1,896,000	1,797,071
Paraguay Government International Bond, 144A, 4.625%, 1/25/2023	1,000,000	995,017
Saudi Government International Bond, 144A, 4.0%, 4/17/2025	2,000,000	1,956,692
		4,748,780
U.S. Treasury Obligations 9.9%
U.S. Treasury Notes:
0.125%, 9/15/2023	29,500,000	28,360,332
0.25%, 5/31/2025	10,000,000	8,994,531
0.375%, 1/31/2026	5,000,000	4,404,297
0.5%, 4/30/2027	12,000,000	10,207,031
0.875%, 9/30/2026	15,000,000	13,195,898
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	33

	Principal Amount ($)	Value ($)
1.625%, 10/31/2026	12,000,000	10,869,844
1.75%, 7/31/2024	20,000,000	19,114,844
2.25%, 11/15/2024	10,000,000	9,592,188
		104,738,965
Total Government & Agency Obligations (Cost $123,760,119)		115,026,186
Short-Term U.S. Treasury Obligations 0.1%
U.S. Treasury Bills:
1.9% (g), 4/20/2023 (h)	810,000	793,984
2.726% (g), 4/20/2023 (h)	100,000	98,023
Total Short-Term U.S. Treasury Obligations (Cost $899,888)		892,007

	Shares	Value ($)
Exchange-Traded Funds 0.7%
SPDR Bloomberg Short Term High Yield Bond ETF (a) (Cost $7,374,035)	295,000	7,015,100
Common Stocks 0.0%
Answers Corp.* (i) (Cost $256,895)	2,220	0
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.79% (j) (k) (Cost $5,138,953)	5,138,953	5,138,953
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 2.84% (j)	18,006,322	18,006,322
DWS ESG Liquidity Fund “Capital Shares” , 3.11% (j)	12,219	12,215
Total Cash Equivalents (Cost $18,018,533)		18,018,537

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,129,745,254)	99.8	1,058,706,849
Other Assets and Liabilities, Net	0.2	2,590,425
Net Assets	100.0	1,061,297,274
The accompanying notes are an integral part of the financial statements.

34	|	DWS Short Duration Fund

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2022 are as follows:
Value ($) at 9/30/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2022	Value ($) at 9/30/2022
Exchange-Traded Funds 0.0%
Xtrackers Short Duration High Yield Bond ETF (l)
251,055	—	246,593	3,045	(7,507)	3,530	—	—	—
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.79% (j) (k)
19,350,953	—	14,212,000 (m)	—	—	51,983	—	5,138,953	5,138,953
Cash Equivalents 1.7%
DWS Central Cash Management Government Fund, 2.84% (j)
86,221,107	401,042,612	469,257,397	—	—	77,502	—	18,006,322	18,006,322
DWS ESG Liquidity Fund “Capital Shares” , 3.11% (j)
12,117	101	—	—	(3)	99	—	12,219	12,215
105,835,232	401,042,713	483,715,990	3,045	(7,510)	133,114	—	23,157,494	23,157,490

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, “Other Assets and
Liabilities, Net”  may include pending sales that are also on loan. The value of securities loaned at September 30, 2022 amounted to $4,987,720, which is 0.5% of net assets.

(b)
Variable or floating rate security. These securities are shown at their current rate as of
September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(c)	When-issued security.
(d)	Perpetual, callable security with no stated maturity date.
(e)	Government-backed debt issued by financial companies or government sponsored enterprises.
(f)	Defaulted security or security for which income has been deemed uncollectible.
(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At September 30, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(i)	Investment was valued using significant unobservable inputs.
(j)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(k)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	35

(l)	Affiliated fund managed by DBX Advisors LLC.
(m)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2022.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the “interest only”  portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PJSC: Public Joint Stock Company
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the
United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.

REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
UFJ: United Financial of Japan
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. Although the transition process away from LIBOR has become increasingly well defined, there remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
At September 30, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	12/30/2022	100	11,136,971	10,750,782	(386,189)
At September 30, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Ultra 10 Year U.S. Treasury Note	USD	12/20/2022	90	10,580,159	10,663,594	(83,435)

The accompanying notes are an integral part of the financial statements.

36	|	DWS Short Duration Fund

At September 30, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	5,516,205	GBP	5,000,000	12/23/2022	74,073	State Street Bank and Trust

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
GBP	5,000,000	USD	5,376,917	12/23/2022	(213,361)	State Street Bank and Trust
Currency Abbreviation(s)

GBP	British Pound
USD	United States Dollar
For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	37

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$ 560,906,422	$—	$ 560,906,422
Mortgage-Backed Securities Pass-Throughs	—	139,594	—	139,594
Asset-Backed (a)	—	193,651,103	—	193,651,103
Commercial Mortgage-Backed Securities	—	103,583,206	—	103,583,206
Collateralized Mortgage Obligations	—	54,335,741	—	54,335,741
Government & Agency Obligations (a)	—	115,026,186	—	115,026,186
Short-Term U.S. Treasury Obligations	—	892,007	—	892,007
Exchange-Traded Funds	7,015,100	—	—	7,015,100
Common Stocks	—	—	0	0
Short-Term Investments (a)	23,157,490	—	—	23,157,490
Derivatives (b)
Forward Foreign Currency Contracts	—	74,073	—	74,073
Total	$30,172,590	$1,028,608,332	$—	$1,058,780,922

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (469,624)	$ —	$—	$ (469,624)
Forward Foreign Currency Contracts	—	(213,361)	—	(213,361)
Total	$(469,624)	$(213,361)	$—	$(682,985)

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.

38	|	DWS Short Duration Fund

Statement of Assets and Liabilities
as of September 30, 2022

Assets
Investments in non-affiliated securities, at value (cost $1,106,587,768) — including $4,987,720 of securities loaned	$ 1,035,549,359
Investment in DWS Government & Agency Securities Portfolio (cost $5,138,953)*	5,138,953
Investment in affiliated securities, at value (Cost $18,018,533)	18,018,537
Foreign currency, at value (cost $14,406)	12,383
Receivable for investments sold	1,593,767
Receivable for Fund shares sold	3,518,384
Interest receivable	6,904,256
Receivable for variation margin on futures contracts	20,282
Unrealized appreciation on forward foreign currency contracts	74,073
Other assets	51,285
Total assets	1,070,881,279
Liabilities
Cash overdraft	1,479,602
Payable upon return of securities loaned	5,138,953
Payable for investments purchased	369,592
Payable for investments purchased — when-issued securities	310,000
Payable for Fund shares redeemed	939,670
Unrealized depreciation on forward foreign currency contracts	213,361
Distributions payable	371,093
Accrued management fee	186,732
Accrued Trustees' fees	12,111
Other accrued expenses and payables	562,891
Total liabilities	9,584,005
Net assets, at value	$1,061,297,274
Net Assets Consist of
Distributable earnings (loss)	(220,900,487)
Paid-in capital	1,282,197,761
Net assets, at value	$1,061,297,274
*
Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	39

Statement of Assets and Liabilities as of September 30, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($215,035,480 ÷ 26,605,712 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.08
Maximum offering price per share (100 ÷ 97.75 of $8.08)	$ 8.27
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($10,923,309 ÷ 1,351,851 outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)
$ 8.08
Class R6
Net Asset Value, offering and redemption price per share ($2,343,317 ÷ 289,661 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.09
Class S
Net Asset Value, offering and redemption price per share ($311,494,598 ÷ 38,440,705 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.10
Institutional Class
Net Asset Value, offering and redemption price per share ($521,500,570 ÷ 64,475,933 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.09
The accompanying notes are an integral part of the financial statements.

40	|	DWS Short Duration Fund

Statement of Operations
for the year ended September 30, 2022

Investment Income
Income:
Interest	$ 28,803,279
Dividends	321,524
Income distributions from affiliated securities	81,131
Securities lending income, net of borrower rebates	51,983
Total income	29,257,917
Expenses:
Management fee	4,375,288
Administration fee	1,162,748
Services to shareholders	1,485,643
Distribution and service fees	761,502
Custodian fee	19,102
Professional fees	89,039
Reports to shareholders	93,965
Registration fees	120,188
Trustees' fees and expenses	53,100
Other	66,105
Total expenses before expense reductions	8,226,680
Expense reductions	(1,685,821)
Total expenses after expense reductions	6,540,859
Net investment income	22,717,058
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated investments	3,045
Sale of non-affiliated investments	(6,826,538)
Futures	(1,388,414)
(8,211,907)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	(7,510)
Non-affiliated investments	(88,824,912)
Futures	(469,624)
Forward foreign currency contracts	(139,288)
Foreign currency	(40,076)
(89,481,410)
Net gain (loss)	(97,693,317)
Net increase (decrease) in net assets resulting from operations	$ (74,976,259)
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	41

Statements of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 22,717,058	$ 21,714,313
Net realized gain (loss)	(8,211,907)	4,955,506
Change in net unrealized appreciation (depreciation)	(89,481,410)	2,790,828
Net increase (decrease) in net assets resulting from operations	(74,976,259)	29,460,647
Distributions to shareholders:
Class A	(5,224,517)	(5,311,194)
Class T	(231)	(218)
Class C	(177,674)	(308,321)
Class R6	(61,327)	(56,050)
Class S	(8,332,998)	(8,461,385)
Institutional Class	(13,908,493)	(11,399,877)
Total distributions	(27,705,240)	(25,537,045)
Fund share transactions:
Proceeds from shares sold	526,154,418	721,622,344
Reinvestment of distributions	23,883,028	22,263,783
Payments for shares redeemed	(694,011,731)	(548,107,456)
Net increase (decrease) in net assets from Fund share transactions	(143,974,285)	195,778,671
Increase (decrease) in net assets	(246,655,784)	199,702,273
Net assets at beginning of period	1,307,953,058	1,108,250,785
Net assets at end of period	$1,061,297,274	$1,307,953,058

The accompanying notes are an integral part of the financial statements.

42	|	DWS Short Duration Fund

Financial Highlights
DWS Short Duration Fund — Class A
	Years Ended September 30,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.81	$8.78	$8.69	$8.54	$8.69
Income (loss) from investment operations:
Net investment income[a]	.14	.15	.19	.21	.20
Net realized and unrealized gain (loss)	(.69)	.05	.11	.18	(.14)
Total from investment operations	(.55)	.20	.30	.39	.06
Less distributions from:
Net investment income	(.18)	(.17)	(.21)	(.24)	(.21)
Net asset value, end of period	$8.08	$8.81	$8.78	$8.69	$8.54
Total Return (%)[b,c]	(6.32)	2.32	3.50	4.64	.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	215	275	262	227	149
Ratio of expenses before expense reductions (%)	.85	.85	.85	.87	.88
Ratio of expenses after expense reductions (%)	.75	.78	.77	.79	.79
Ratio of net investment income (%)	1.68	1.64	2.20	2.48	2.29
Portfolio turnover rate (%)	41	62	75	51	40

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	43

DWS Short Duration Fund — Class C
	Years Ended September 30,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.81	$8.77	$8.68	$8.53	$8.68
Income (loss) from investment operations:
Net investment income[a]	.08	.08	.12	.15	.13
Net realized and unrealized gain (loss)	(.70)	.06	.11	.18	(.13)
Total from investment operations	(.62)	.14	.23	.33	.00*
Less distributions from:
Net investment income	(.11)	(.10)	(.14)	(.18)	(.15)
Net asset value, end of period	$8.08	$8.81	$8.77	$8.68	$8.53
Total Return (%)[b,c]	(7.06)	1.63	2.72	3.87	(.03)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	20	33	53	63
Ratio of expenses before expense reductions (%)	1.61	1.59	1.60	1.63	1.63
Ratio of expenses after expense reductions (%)	1.50	1.53	1.52	1.54	1.54
Ratio of net investment income (%)	.90	.92	1.44	1.74	1.53
Portfolio turnover rate (%)	41	62	75	51	40

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

44	|	DWS Short Duration Fund

DWS Short Duration Fund — Class R6
	Years Ended September 30,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.82	$8.79	$8.70	$8.55	$8.70
Income (loss) from investment operations:
Net investment income[a]	.17	.17	.21	.24	.22
Net realized and unrealized gain (loss)	(.70)	.06	.11	.17	(.14)
Total from investment operations	(.53)	.23	.32	.41	.08
Less distributions from:
Net investment income	(.20)	(.20)	(.23)	(.26)	(.23)
Net asset value, end of period	$8.09	$8.82	$8.79	$8.70	$8.55
Total Return (%)	(6.02)[b]	2.61[b]	3.76	4.90	.98[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	2.139
Ratio of expenses before expense reductions (%)	.51	.51	.52	.53	.57
Ratio of expenses after expense reductions (%)	.46	.51	.52	.53	.54
Ratio of net investment income (%)	1.99	1.91	2.45	2.77	2.52
Portfolio turnover rate (%)	41	62	75	51	40

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	45

DWS Short Duration Fund — Class S
	Years Ended September 30,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.84	$8.80	$8.71	$8.56	$8.72
Income (loss) from investment operations:
Net investment income[a]	.17	.17	.21	.24	.22
Net realized and unrealized gain (loss)	(.71)	.07	.11	.17	(.15)
Total from investment operations	(.54)	.24	.32	.41	.07
Less distributions from:
Net investment income	(.20)	(.20)	(.23)	(.26)	(.23)
Net asset value, end of period	$8.10	$8.84	$8.80	$8.71	$8.56
Total Return (%)[b]	(6.16)	2.70	3.75	4.90	.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	311	377	376	554	552
Ratio of expenses before expense reductions (%)	.68	.66	.66	.68	.69
Ratio of expenses after expense reductions (%)	.50	.53	.52	.54	.54
Ratio of net investment income (%)	1.94	1.89	2.44	2.74	2.55
Portfolio turnover rate (%)	41	62	75	51	40

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

46	|	DWS Short Duration Fund

DWS Short Duration Fund — Institutional Class
	Years Ended September 30,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$8.82	$8.78	$8.70	$8.55	$8.70
Income (loss) from investment operations:
Net investment income[a]	.17	.17	.21	.24	.22
Net realized and unrealized gain (loss)	(.69)	.07	.10	.17	(.14)
Total from investment operations	(.52)	.24	.31	.41	.08
Less distributions from:
Net investment income	(.21)	(.20)	(.23)	(.26)	(.23)
Net asset value, end of period	$8.09	$8.82	$8.78	$8.70	$8.55
Total Return (%)[b]	(6.02)	2.70	3.64	4.90	.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	522	634	435	223	129
Ratio of expenses before expense reductions (%)	.60	.60	.61	.61	.64
Ratio of expenses after expense reductions (%)	.46	.53	.52	.54	.54
Ratio of net investment income (%)	1.98	1.88	2.45	2.74	2.55
Portfolio turnover rate (%)	41	62	75	51	40

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Short Duration Fund	|	47

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Short Duration Fund (the “Fund” ) is a diversified series of Deutsche DWS Income Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

48	|	DWS Short Duration Fund

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to

DWS Short Duration Fund	|	49

reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls

50	|	DWS Short Duration Fund

below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.07% annualized effective rate as of September 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of September 30, 2022, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of September 30, 2022

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 2,377,803	$ —	$ —	$ —	$ 2,377,803
Exchange-Traded Funds	2,761,150	—	—	—	2,761,150
Total Borrowings	$ 5,138,953	$ —	$ —	$ —	$ 5,138,953
Gross amount of recognized liabilities for securities lending transactions:					$5,138,953
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are

DWS Short Duration Fund	|	51

fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At September 30, 2022, the Fund had net tax basis capital loss carryforwards of approximately $145,332,000, including short-term losses ($59,694,000) and long-term losses ($85,638,000), which may be applied against realized net taxable capital gains indefinitely. Capital Loss Carryforwards may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of September 30, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, investments in future contracts, premium amortization on debt securities, interest accrual on defaulted securities, additional income recognition on debt securities classified as equity and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

52	|	DWS Short Duration Fund

At September 30, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 879,580
Capital loss carryforwards	$ (145,332,000)
Net unrealized appreciation (depreciation) on investments	$ (75,911,929)
At September 30, 2022, the aggregate cost of investments for federal income tax purposes was $1,134,618,301. The net unrealized depreciation for all investments based on tax cost was $75,911,929. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $5,266,917 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $81,178,846.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2022	2021
Distributions from ordinary income*	$ 27,705,240	$ 25,537,045

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

DWS Short Duration Fund	|	53

B.
Derivative Instruments
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2022, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of September 30, 2022, is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $10,751,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $17,075,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2022, the Fund entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet

54	|	DWS Short Duration Fund

the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of September 30, 2022, is included in the table following the Fund’s Investment Portfolio. For the year ended September 30, 2022, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,377,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $5,516,000.
The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 74,073
The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (469,624)	$ (469,624)
Foreign Exchange Contracts (b)	(213,361)	—	(213,361)
	$ (213,361)	$ (469,624)	$ (682,985)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statements of Assets and Liabilities.
(b)	Unrealized depreciation on forward foreign currency contracts
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2022 and the related location in the accompanying

DWS Short Duration Fund	|	55

Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Interest Rate Contracts (a)	$ (1,388,414)
The above derivative is located in the following Statement of Operations account:

(a)	Net realized gain (loss) from futures contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (469,624)	$ (469,624)
Foreign Exchange Contracts (a)	(139,288)	—	(139,288)
	$(139,288)	$(469,624)	$(608,912)
Each of the above derivatives is located in the following Statement of Operations accounts:

(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts and futures, respectively
As of September 30, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 74,073	$ (74,073)	$ —	$ —

56	|	DWS Short Duration Fund

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$ 213,361	$ (74,073)	$ —	$ 139,288
C.
Purchases and Sales of Securities
During the year ended September 30, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$392,403,428	$448,440,651
U.S. Treasury Obligations	$79,476,610	$106,302,900
D.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%
Accordingly, for the year ended September 30, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.365% of the Fund’s average daily net assets.

DWS Short Duration Fund	|	57

For the period from October 1, 2021 through September 30, 2023 (through September 30, 2022 for Class T and through May 31, 2022 for Class R6 and Institutional Class shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.75%
Class T	.75%
Class C	1.50%
Class R6	.50%
Class S	.50%
Institutional Class	.50%
Effective June 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of certain classes as follows:
Class R6	.38%
Institutional Class	.38%
For the year ended September 30, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 258,864
Class T	14
Class C	15,590
Class R6	1,234
Class S	632,456
Institutional Class	777,663
$ 1,685,821
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable

58	|	DWS Short Duration Fund

monthly. For the year ended September 30, 2022, the Administration Fee was $1,162,748, of which $87,292 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2022
Class A	$ 28,868	$ 4,763
Class T	26	4
Class C	1,342	209
Class R6	152	25
Class S	185,256	30,379
Institutional Class	762	129
	$ 216,406	$ 35,509
In addition, for the year ended September 30, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 226,831
Class C	13,889
Class S	435,332
Institutional Class	538,022
$ 1,214,074
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2022
Class C	$ 105,760	$ 6,499

DWS Short Duration Fund	|	59

In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2022	Annual Rate
Class A	$ 620,476	$ 84,593.25%
Class T	16	7.15%
Class C	35,250	4,959.25%
	$ 655,742	$ 89,559
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2022 aggregated $4,118.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2022, the CDSC for Class C shares aggregated $8,702. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2022, DDI received $28,833 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended September 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $995, of which $407 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its

60	|	DWS Short Duration Fund

proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,927.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2022.
F.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,334,684	$ 37,209,003	11,591,733	$ 102,497,330
Class C	403,158	3,392,228	544,069	4,807,594
Class R6	69,210	590,392	103,766	919,425
Class S	13,299,043	113,692,994	18,356,432	162,883,511
Institutional Class	43,697,738	371,269,801	50,887,135	450,514,484
		$ 526,154,418		$ 721,622,344

DWS Short Duration Fund	|	61

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	572,198	$ 4,831,501	566,849	$ 5,012,524
Class T	27*	231*	25	218
Class C	19,243	162,550	33,691	297,623
Class R6	7,233	61,024	6,381	56,050
Class S	928,399	7,857,187	905,354	8,025,994
Institutional Class	1,298,571	10,970,535	1,002,365	8,871,374
		$ 23,883,028		$ 22,263,783
Shares redeemed
Class A	(9,538,257)	$ (80,987,517)	(10,827,960)	$ (95,704,794)
Class T	(1,303)*	(10,536)*	—	—
Class C	(1,291,116)	(11,007,741)	(2,112,327)	(18,678,839)
Class R6	(68,743)	(575,768)	(100,452)	(890,906)
Class S	(18,444,033)	(156,540,614)	(19,281,364)	(171,034,594)
Institutional Class	(52,364,358)	(444,889,555)	(29,557,777)	(261,798,323)
		$ (694,011,731)		$ (548,107,456)
Net increase (decrease)
Class A	(4,631,375)	$ (38,947,013)	1,330,622	$ 11,805,060
Class T	(1,276)*	(10,305)*	25	218
Class C	(868,715)	(7,452,963)	(1,534,567)	(13,573,622)
Class R6	7,700	75,648	9,695	84,569
Class S	(4,216,591)	(34,990,433)	(19,578)	(125,089)
Institutional Class	(7,368,049)	(62,649,219)	22,331,723	197,587,535
		$ (143,974,285)		$ 195,778,671

*	For the period from October 1, 2021 to September 30, 2022 (Class T liquidation date).
G.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of

62	|	DWS Short Duration Fund

future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS Short Duration Fund	|	63

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Short Duration Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Short Duration Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust” ), including the investment portfolio, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended September 30, 2018 were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

64	|	DWS Short Duration Fund

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
November 21, 2022

DWS Short Duration Fund	|	65

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2022 to September 30, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

66	|	DWS Short Duration Fund

Expenses and Value of a $1,000 Investment
for the six months ended September 30, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/22	$966.70	$964.00	$969.60	$968.10	$969.60
Expenses Paid per $1,000*	$3.70	$7.39	$2.07	$2.47	$2.07
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/22	$1,021.31	$1,017.55	$1,022.96	$1,022.56	$1,022.96
Expenses Paid per $1,000*	$3.80	$7.59	$2.13	$2.54	$2.13

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Short Duration Fund	.75%	1.50%	.42%	.50%	.42%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
A total of 5% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Short Duration Fund	|	67

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Short Duration Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

68	|	DWS Short Duration Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

DWS Short Duration Fund	|	69

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily

70	|	DWS Short Duration Fund

prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Short Duration Fund	|	71

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	69	—

72	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		69	—

DWS Short Duration Fund	|	73

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	67	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

74	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		69	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—

DWS Short Duration Fund	|	75

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

76	|	DWS Short Duration Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Short Duration Fund	|	77

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

78	|	DWS Short Duration Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 593	25155T 585	25155T 577
Fund Number	418	718	822	1422

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

DWS Short Duration Fund	|	79

DSDF-2
(R-024423-12 11/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS short duration Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$39,361	$0	$7,880	$0
2021	$41,433	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,880	$32,448	$0	$40,328
2021	$7,880	$487,049	$0	$494,929

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2022